UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 31, 2012
(Date of earliest event reported)

WFRBS Commercial Mortgage Trust 2012-C8
(Exact name of issuing entity)

Wells Fargo Bank, National Association
The Royal Bank of Scotland plc
Liberty Island Group I LLC
C-III Commercial Mortgage LLC
Basis Real Estate Capital II, LLC
(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	333-172366-03	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina		28288-1066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On or about August 7, 2012, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Securities Trust 2012-C8 Commercial Mortgage Pass Through Certificates Series 2012-C8 (the “Certificates”), are expected to be issued pursuant to a pooling and servicing agreement, attached hereto as Exhibit 4.1 and dated as of August 1, 2012 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Pentalpha Surveillance LLC, as trust advisor, and Deutsche Bank Trust Company Americas, as trustee.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-SB Certificates, Class A-S Certificates, Class B Certificates and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-A Certificates, Class X-B Certificates, Class A-FL Certificates, Class A-FX Certificates, Class D Certificates, Class E Certificates, Class F Certificates, Class G Certificates, Class H Certificates, Class V Certificates and Class R Certificates (collectively, the “Private Certificates” and together with the Public Certificates, the “Certificates”). Only the Public Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in WFRBS Commercial Mortgage Trust 2012-C8 (the “Issuing Entity”), a common law trust fund to be formed on or about August 7, 2012 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 80 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 122 commercial properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of July 20, 2012, between the Registrant and WFB; certain of the Mortgage Loans are expected to be acquired by the Registrant from The Royal Bank of Scotland plc (“RBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of July 20, 2012, between the Registrant and RBS; certain of the Mortgage Loans are expected to be acquired by the Registrant from Liberty Island Group I LLC (“Liberty Island”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of July 20, 2012, between the Registrant, Liberty Island and Liberty Island Group LLC; certain of the Mortgage Loans are expected to be acquired by the Registrant from C-III Commercial Mortgage LLC (“C-III”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of July 20, 2012, between the Registrant and C-III;  certain of the Mortgage Loans are expected to be acquired by the Registrant from Basis Real Estate Capital II, LLC (“Basis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of July 20, 2012, between the Registrant, Basis and Basis Investment Group LLC; and certain of the Mortgage Loans are expected to be acquired by the Registrant from RBS Financial Products Inc. (“RBSFP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of July 20, 2012, between the Registrant and RBSFP.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to derived in part from the proceeds from the sale of Certificates by the Registrant to Wells Fargo Securities, LLC (“WFS”), RBS Securities Inc. (“RBS Securities”) and Citigroup Global Markets Inc. (“Citi” and together with WFS and RBS Securities, the “Underwriters”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated July 20, 2012, among the Registrant, the Underwriters and WFB (pertaining to the Public Certificates), and a Certificate Purchase Agreement, dated July 20, 2012, among the Registrant, WFS, RBS Securities, WFB and J.P. Morgan Securities LLC (“JPMorgan”) (pertaining to the Private Certificates (other than the Class A-FX and Class V Certificates), which will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended).

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated July 20, 2012, supplementing the Prospectus dated July 20, 2012, each as filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated July 20, 2012, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, RBS Securities Inc. and Citigroup Global Markets Inc., as underwriters, and Wells Fargo Bank, National Association.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of August 1, 2012, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Pentalpha Surveillance LLC, as trust advisor, and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of July 20, 2012, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of July 20, 2012, between The Royal Bank of Scotland plc, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated as of July 20, 2012, between Liberty Island Group I LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Liberty Island Group LLC.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of July 20, 2012, between C-III Commercial Mortgage LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.5
Mortgage Loan Purchase Agreement, dated as of July 20, 2012, between Basis Real Estate Capital II, LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Basis Investment Group LLC.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of July 20, 2012, between RBS Financial Products Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2012	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1
Underwriting Agreement, dated July 20, 2012, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, RBS Securities Inc., and Citigroup Global Markets Inc., as underwriters, and Wells Fargo Bank, National Association.
(E)

4.1
Pooling and Servicing Agreement, dated as of August 1, 2012, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Pentalpha Surveillance LLC, as trust advisor, and Deutsche Bank Trust Company Americas, as trustee.
(E)

99.1	Mortgage Loan Purchase Agreement, dated as of July 20, 2012, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of July 20, 2012, between The Royal Bank of Scotland plc, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated as of July 20, 2012, between Liberty Island Group I LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser and Liberty Island Group LLC.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

99.4	Mortgage Loan Purchase Agreement, dated as of July 20, 2012, between C-III Commercial Mortgage LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.5
Mortgage Loan Purchase Agreement, dated as of July 20, 2012, between Basis Real Estate Capital II, LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Basis Investment Group LLC.
(E)

99.6	Mortgage Loan Purchase Agreement, dated as of July 20, 2012, between RBS Financial Products Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)